May 19, 1997
                             DREYFUS GNMA FUND, INC.
                            SUPPLEMENT TO PROSPECTUS
                             DATED SEPTEMBER 2, 1996
        THE FOLLOWING INFORMATION SUPERSEDES THE INFORMATION CONTAINED IN THE SECOND PARAGRAPH OF THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND -- INVESTMENT ADVISER."
        The Fund's primary portfolio manager is Michael Hoeh. He has held that position since March, 1997, and has been employed by The Dreyfus Corporation since October, 1996. Prior to joining The Dreyfus Corporation, he was Senior Vice President-Portfolio Management for ARM Capital Advisors, Inc., and prior thereto Vice President-Risk Management of Blackrock Financial Management.
        THE FOLLOWING INFORMATION REPLACES THE SECOND SENTENCE OF THE SECOND PARAGRAPH OF THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO REDEEM SHARES -- GENERAL:"
        Service Agents may charge their clients a fee for effecting redemptions of Fund shares.
        EFFECTIVE JUNE 1, 1997, THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
        THE FOLLOWING INFORMATION SUPERSEDES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "APPENDIX -- INVESTMENT TECHNIQUES."
        FORWARD COMMITMENTS -- The Fund may purchase or sell Ginnie Maes securities on a forward commitment, when-issued or delayed

                         (CONTINUED ON REVERSE SIDE)

delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Fund have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.
                                                                    265s051997